Income Taxes (Details 2) - USD ($) $ in Millions	12 Months Ended
	Apr. 30, 2017	Apr. 30, 2016	Apr. 30, 2015
(Percent of Pretax Income)
Statutory federal income tax rate	35.00%	35.00%	35.00%
State and local income taxes	2.10%	2.50%	2.40%
Domestic manufacturing deduction	(3.70%)	(3.50%)	(2.90%)
Deferred tax benefit from integration	0.00%	(5.20%)	0.00%
Other items – net	(0.80%)	0.80%	(0.40%)
Effective income tax rate	32.60%	29.60%	34.10%
Income taxes paid	$ 367.2	$ 290.5	$ 199.3